UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period:  June 30, 2022

Item 1. Report to Stockholders.

(a)

Heitman US Real Estate Securities Fund

Institutional Class – htmix
Investor Class – htmnx

Semi-Annual Report

June 30, 2022

HEITMAN US REAL ESTATE SECURITIES FUND

2022 Semi-Annual Review

In the 1st half of 2022, June 2022 quarter, the FTSE NAREIT Equity Index fell 20.20% as, in Heitman’s view, the triple concerns of rising interest rates, rising inflation and expected recession fears pervaded equity markets globally.

Market performance was dominated by the commencement of interest rate hikes from the U.S. Federal Reserve (FOMC). Whilst rate increases were widely expected, the FOMC sharpened its hawkish rhetoric, with markets factoring in larger and quicker rate rises driven by rising inflation concerns and robust employment data. Increasing geopolitical risks in Ukraine and an all-out war with Russia caused, in our opinion, a sharp pullback in the U.S. equity markets.

According to Bloomberg consensus estimates, a recession is quickly becoming the base economic case for the US and for the global economic outlook. The US Federal Reserve and most other central banks are reacting quickly to rising inflation data prints, with the Fed Funds Target Rate rising 50 basis points (“bps”) in April and 75 bps in June1. This tightening of monetary policy is being conducted as inflation continues to rise, with the US now experiencing over 8% annualized headline CPI rises2.

The impact of rising rates is now beginning to be felt across the US economy, with industrial activity, business, and consumer sentiment indicators rolling over from buoyant levels. For example, according to the Institute of Supply Management (ISM), June reports have seen the ISM Manufacturing report falling to 53.0 from 56.1.

Our view is that the impact of higher rates will moderate inflation in the US over the next six months. Anecdotal observations from investment banks point to signs of supply chain and goods price inflation easing. However, while a recession is not a foregone conclusion, it will be challenging for the Federal Reserve to engineer a soft economic landing.

Over the half year, the breadth of sector returns was such that only a small number of property types outperformed the benchmark, with Timber and Land performing the best at +16.41%. All other sectors delivered negative returns with Specialty (-7.61%), Healthcare (-15.47%, and which in our opinion, offer defensive performance characteristics), Hotels and Leisure (-16.97%), and Storage (-20.07%) outperforming the benchmark.

All other sectors underperformed, with Retail (-27.95%), Industrial (-25.15%) and Office (-24.07%) the main laggards, as economic growth and recovery forecasts were aggressively pared back, impacting those REITs primarily exposed to business and consumer sentiment such as these sectors.

Sector Review and Strategy Performance

Heitman’s US Real Estate Securities Fund, Institutional Class delivered -19.39% for the half year, exceeding its benchmark by 0.81%.

Positive attribution was primarily gained from the healthcare, digital infrastructure, storage and retail sectors, partially offset by detractors in the specialty, industrial and residential sectors.

___________

[1]	And subsequently by 75bp in July, 2022. Source: US Federal Reserve, Bloomberg
[2]	Bloomberg

HEITMAN US REAL ESTATE SECURITIES FUND

The Healthcare sector contributed the most to return, delivering outperformance to the fund. Our holding of Ventas Inc (+2.23%) was a significant contributor. Ventas holds a sizeable senior housing portfolio which reported occupancy gains better than expected. We added value through our underweight in Alexandria Real Estate Equities Inc, which raised $1.7bn of equity in January, in a transaction that appears not to be well received by the market. Moreover, Healthcare Trust of America, Inc, a REIT specializing in medical office buildings, was bid for by another healthcare REIT, Healthcare Realty Trust Inc, in a stock and cash deal at a 16% premium to the last price, according to Bloomberg estimates.

The portfolio also added value in the retail sector with our underweight in Simon Property Group (-38.90%), which was weaker on expectations of rising fuel costs impacting discretionary consumer spending. Our holdings of Kimco Realty Corp (-18.43%) and SITE Centers Corp (-3.48%), owners of open-air shipping centers with a focus on non-discretionary consumer spending, contributed.

In the specialty sector, the strategy’s overweight to NETSREIT Corp, which fell 16.03% and is a triple-net, retail-focused REIT, detracted from returns due to its limited ability to grow rents as did our underweight to VICI Properties Inc, which gained by 1.48%, formally announced the closing of their $17 billion purchase of MGM Growth Properties LLC’s 15-property portfolio and the merger of the two operating entities.

Industrial stock selection proved challenging in the first half of 2022. Our preference for Rexford Industrial Realty Inc. detracted from returns as investors repriced logistics markets capitalization rates and rent growth. Duke Realty Corp was acquired by Prologis Inc. in a US $26 billion transaction for 153 million square feet of property on a stock-for-stock deal at a 29% premium to the unaffected share price3. Note that this offer by Prologis Inc. materialized despite concerns around Amazon reducing demand for logistics space (according to company reports).

In mergers and acquisitions (M&A) activity, as reported by the companies, Blackstone Group affiliates announced the take-private of American Campus Communities Inc., the largest owner, manager and developer of high-quality student housing communities in the United States, for $12.8 billion, including the assumption of debt. Blackstone Inc. also agreed to buy PS Business Parks, Inc. for $7.6 billion. Our underweight positions in both these REITs detracted from performance.

Elsewhere in the residential sector, Sun Communities Inc, held in the portfolio and is a manufactured housing REIT with a sizeable Recreational Vehicle park portfolio, fell on concerns of higher fuel prices for its customers. Offsetting this, our holding in Independence Realty Trust Inc added value as its operational strength, joint venture redevelopment program was shared with investor disclosures.

We remain positive on the residential sector, where solid operating fundamentals continue to be supported by market rent growth and the manufactured home sector, which provides affordable housing options and durable vacation destinations. Senior housing continues to show signs of recovery from the losses experienced during the COVID-19 pandemic4. We believe demand will grow as the baby boom generation starts to enter their peak utilization years for this sector.

___________

[3]	Bloomberg, company disclosures
[4]	NIC Map Data

HEITMAN US REAL ESTATE SECURITIES FUND

The office sector remains buffeted by concerns around return to work policies of firms and the willingness of employees to return. Nevertheless, solid quarterly results from Kilroy Realty Corp contributed to returns, and late in February, Paramount Group Inc, which owns offices in U.S. coastal markets, received an unsolicited offer from Monarch Alternative Capital at an implied cap rate of 6.3-6.4% according to broker estimates and saw its share price peak at $11.22 in February. As the broader markets turned, the stock ended the half year down 11.77% to close at $7.23. Piedmont Office Realty Trust Inc. outperformed on market preference for the US Sunbelt location and capital allocation that was not, in our opinion, appreciated by the market. Kilroy Realty Corp underperformed earlier in the year on tech layoff concerns but partially rebounded on leasing and development delivery news5. In a quiet half year for transactions in New York, SL Green Realty Corp announced the acquisition of 450 Park Avenue for $445.0 million from Oxford Properties6.

Self-Storage also contributed through our preference for large-cap holding Public Storage, which outperformed its peers.

Outlook

The recent pullback in REIT pricing around the world is, in our opinion, at odds with the solid operating performance of the REITs in our coverage universe. Rising rates, however, are impacting the sector via expectations of a higher cost of capital, lower availability of that capital, as well as weakening rent growth and potential tenant bankruptcies.

Capitalization rates in private markets are starting to increase in response to these changes, as evidenced by our discussion with our Heitman colleagues and real estate brokers. Certain property types, such as industrial real estate, are in negative leverage situations, where financing costs are higher than underlying property yields. Listed markets, in our opinion, have been quick to factor this into stock market valuations. As a result, our portfolio positioning reflects a preference of property types where leverage positively supports underwriting assumptions.

Additionally, we have a preference where pricing power exists in lease structures and supply and demand balances. Those markets and property types that can pass through inflation or where replacement costs cap potential supply are favored. Hotels, traditionally defensive grocery-anchored retail, and long lease assets fit in this category.

With many REIT markets trading at discounts to intrinsic asset backing, we expect the recent wave of M&A activity to continue, effectively placing a floor under pricing.

The upcoming mid-year reporting season will provide the investment team with further insight into the state of the property, leasing, capital markets, and management guidance on the state of operations will be a critical factor to watch. As a result, we continue to balance the portfolio positioning around “re-opening” cyclical sectors and stocks with identifiable catalysts and strong secular economic, demographic, and technology-related tailwinds.

As of June 30, 2022, according to Heitman estimates, the US REIT market was trading at a 9.2% discount to NAV, 5.5% implied cap rate and 3.6% dividend yield.

___________

[5]	Company disclosures
[6]	Company disclosures

HEITMAN US REAL ESTATE SECURITIES FUND

Disclosures

−	Past performance is no guarantee of future results.

−	The firm uses Bloomberg as its source for research, economic information and market data.

−	The performance information in the preceding Commentary does not reflect the performance of any fund, product or account managed or serviced by Heitman.

−	The views and opinions in the preceding Commentary are as of the date of publication and are subject to change.

−
Mutual fund investing involves risk; principal loss is possible. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

−	There is no guarantee that any market forecast set forth in this presentation will be realized.

−
This material should not be relied upon as investment advice, does not constitute a recommendation to buy or sell a security or other investment and is not intended to predict or depict performance of any investment.

−	Commentary not to be re-distributed without permission.

−	Quasar Distributors, LLC is the distributor of the Heitman US Real Estate Securities Fund and Heitman Real Estate Securities LLC is the investment advisor.

−	Must be preceded or accompanied by the Prospectus.

−
Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

−	The FTSE NAREIT (National Association of Real Estate Investment Trusts) Index is a total return performance index of all equity REITs tracked by FTSE NAREIT.

HEITMAN US REAL ESTATE SECURITIES FUND

Expense Example (Unaudited)
June 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(6/30/2022)	(1/1/2022)	(6/30/2022)	(1/1/2022 to 6/30/2022)
Institutional Class
Actual(2)	0.77%	$1,000.00	$ 806.10	$3.45
Hypothetical (5% annual
return before expenses)	0.77%	$1,000.00	$1,020.98	$3.86

Investor Class
Actual(2)	1.02%	$1,000.00	$ 805.60	$4.57
Hypothetical (5% annual
return before expenses)	1.02%	$1,000.00	$1,019.74	$5.11

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from January 1, 2022 through June 30, 2022 of -19.39% and -19.44% for the Institutional Class and Investor Class, respectively.

HEITMAN US REAL ESTATE SECURITIES FUND

Allocation of Portfolio (Unaudited)(1)
As of June 30, 2022
(% of Net Assets)

Top 10 REIT Holdings (Unaudited)(1)
As of June 30, 2022
(% of Net Assets)

Public Storage	6.56%
Digital Realty Trust, Inc.	6.44%
AvalonBay Communities, Inc.	5.87%
Welltower, Inc.	5.59%
American Tower Corporation	5.46%
Duke Realty Corporation	5.39%
Prologis, Inc.	4.84%
Rexford Industrial Realty, Inc.	4.37%
Simon Property Group, Inc.	4.04%
Ventas, Inc.	3.96%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments (Unaudited)
June 30, 2022

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) – 99.54%

Health Care REITs – 12.44%
Physicians Realty Trust	65,255	$1,138,700
Sabra Health Care REIT, Inc.	162,685	2,272,709
Ventas, Inc.	90,878	4,673,856
Welltower, Inc.	80,117	6,597,635
		14,682,900

Hotel & Resort REITs – 4.26%
DiamondRock Hospitality Company (a)	423,945	3,480,588
Pebblebrook Hotel Trust	93,512	1,549,494
		5,030,082

Industrial REITs – 14.60%
Duke Realty Corporation	115,686	6,356,946
Prologis, Inc.	48,585	5,716,025
Rexford Industrial Realty, Inc.	89,467	5,152,405
		17,225,376

Office REITs – 5.62%
Alexandria Real Estate Equities, Inc.	7,542	1,093,816
Kilroy Realty Corporation	50,399	2,637,380
Piedmont Office Realty Trust, Inc., Class A	153,978	2,020,191
Postal Realty Trust, Inc., Class A	59,344	884,226
		6,635,613

Residential REITs – 21.19%
AvalonBay Communities, Inc.	35,669	6,928,703
Centerspace	15,455	1,260,355
Invitation Homes, Inc.	103,654	3,688,010
Mid-America Apartment Communities, Inc.	25,350	4,427,885
Sun Communities, Inc.	27,448	4,374,113
UDR, Inc.	93,929	4,324,491
		25,003,557

Retail REITs – 15.70%
Acadia Realty Trust	71,579	1,118,064
Agree Realty Corporation	38,295	2,762,218
NETSTREIT Corporation	92,700	1,749,249
Realty Income Corporation	60,382	4,121,675
Simon Property Group, Inc.	50,247	4,769,445
SITE Centers Corporation	201,598	2,715,525
Urban Edge Properties	84,840	1,290,417
		18,526,593

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2022

	Shares	Value
Specialized REITs – 25.73%
American Tower Corporation	25,215	$6,444,702
Digital Realty Trust, Inc.	58,511	7,596,483
EPR Properties	44,358	2,081,721
Equinix, Inc.	5,306	3,486,148
Life Storage, Inc.	27,006	3,015,490
Public Storage	24,745	7,737,019
		30,361,563
TOTAL REITs
(Cost $124,138,660)		117,465,684

SHORT TERM INVESTMENTS – 0.26%

Money Market Fund – 0.26%
First American Treasury Obligations Fund, Class X, 1.31% (b)	308,790	308,790
Total Short-Term Investments
(Cost $308,790)		308,790
Total Investments
(Cost $124,447,450) – 99.80%		117,774,474
Other Assets in Excess of Liabilities – 0.20%		235,756
TOTAL NET ASSETS – 100.00%		$118,010,230

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of June 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2022

ASSETS:
Investments, at value (Cost $124,447,450)	$117,774,474
Receivable for investments sold	354,838
Dividends and interest receivable	308,769
Prepaid expenses and other receivables	20,809
Total assets	118,458,890

LIABILITIES:
Payable for investments purchased	341,564
Payable to the Adviser	45,552
Payable for fund administration and fund accounting fees	27,844
Payable for transfer agent fees and expenses	7,345
Payable for custodian fees	2,822
Payable for compliance fees	1,898
Distribution fees payable	79
Accrued expenses and other liabilities	21,55
Total liabilities	448,660
NET ASSETS	$118,010,230

NET ASSETS CONSIST OF:
Paid-in capital	116,905,092
Total distributable earnings	1,105,138
Total net assets	$118,010,230

	Institutional	Investor
	Class Shares	Class Shares
Net assets	$117,948,122	$62,108
Shares issued and outstanding(1)	11,339,940	5,985
Net asset value, offering, and redemption price per share(2)	$10.40	$10.38

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2022

INVESTMENT INCOME:
Dividend income (net of withholding taxes of $1,004)	$1,280,231
Interest income	1,010
Total investment income	1,281,241

EXPENSES:
Investment advisory fees (See Note 3)	384,887
Fund administration and fund accounting fees (See Note 3)	76,017
Transfer agent fees (See Note 3)	31,053
Federal and state registration fees	22,487
Legal fees	15,875
Audit fees	11,323
Custodian fees (See Note 3)	9,514
Compliance fees (See Note 3)	7,418
Sub-transfer agent fees – Institutional Class	6,750
Trustees’ fees (See Note 3)	6,445
Reports to shareholders	2,726
Distribution fees – Investor Class (See Note 5)	60
Other	6,668
Total expense before waiver/reimbursement	581,223
Less: Expense waiver/reimbursement by Adviser (See Note 3)	(61,228)
Net expenses	519,995
NET INVESTMENT INCOME	761,246

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,239,195
Net change in unrealized depreciation on investments	(35,950,018)
Net realized and change in unrealized loss on investments	(29,710,823)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,949,577)

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2022	For the Year Ended
	(Unaudited)	December 31, 2021
OPERATIONS:
Net investment income	$761,246	$1,368,132
Net realized gain on investments	6,239,195	17,200,751
Change in unrealized appreciation (depreciation) on investments	(35,950,018)	27,005,200
Net increase (decrease) in net assets resulting from operations	(28,949,577)	45,574,083

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Institutional Class	(1,135,233)	(13,392,792)
Investor Class	(440)	(2,785)
Total distributions to shareholders	(1,135,673)	(13,395,577)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting
from capital share transactions(1)	(3,943,200)	11,586,084

NET INCREASE (DECREASE) IN NET ASSETS	(34,028,450)	43,764,590

NET ASSETS:
Beginning of period	152,038,680	108,274,090
End of period	$118,010,230	$152,038,680

(1)	A summary of capital share transactions is as follows:

	Six Months Ended		For the Year Ended
SHARE TRANSACTIONS:	June 30, 2022 (Unaudited)		December 31, 2021

Institutional Class	Shares	Amount	Shares	Amount
Issued	36,437	$418,132	196,637	$2,401,918
Issued to holders in reinvestment of dividends	93,664	1,023,275	1,054,734	13,022,594
Redeemed	(465,636)	(5,429,157)	(371,297)	(3,844,104)
Net increase (decrease) in Institutional Class	(335,535)	$(3,987,750)	880,074	$11,580,408
Investor Class
Issued	4,155	$50,100	507	$5,925
Issued to holders in reinvestment of dividends	41	441	226	2,786
Redeemed	(507)	(5,991)	(247)	(3,035)
Net increase in Investor Class	3,689	44,550	486	5,676
Net increase (decrease) in shares outstanding	(331,846)	$(3,943,200)	880,560	$11,586,084

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

	Six Months Ended		Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022		December 31,	December 31,		December 31,	December 31,
	(Unaudited)		2021	2020		2019	2018(1)
Institutional Class

PER SHARE DATA:
Net asset value, beginning of period	$13.02		$10.03	$10.71		$9.21	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.07		0.13	0.16		0.15	0.27
Net realized and unrealized
gain (loss) on investments	(2.59)		4.11	(0.64)		2.08	(0.61)
Total from investment operations	(2.52)		4.24	(0.48)		2.23	(0.34)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.17)	(0.18)		(0.19)	(0.14)
Net realized gains	—		(1.08)	(0.02)		(0.54)	(0.28)
Return of capital	—		—	(0.00	)(3)	—	(0.03)
Total distributions	(0.10)		(1.25)	(0.20)		(0.73)	(0.45)
Redemption fees	—		—	—		—	0.00	(3)
Net asset value, end of period	$10.40		$13.02	$10.03		$10.71	$9.21

TOTAL RETURN(4)	-19.39%		43.09%	-4.28%		24.50%	-3.52%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in thousands)	$117,948		$152,009	$108,256		$43,591	$16,880
Ratio of gross expenses to
average net assets:
Before expense
waiver/reimbursement(5)	0.86%		0.87%	1.29%		1.45%	3.40%
After expense
waiver/reimbursement(5)	0.77%		0.77%	0.77%		0.77%	0.48	%(6)
Ratio of net investment income
to average net assets(5)	1.13%		1.07%	1.65%		1.39%	2.67%
Portfolio turnover rate(4)(7)	54	%(8)	122%	216%		149%	148%

(1)	Inception date of the Fund was January 1, 2018.
(2)	Calculated based on average shares outstanding during the period.
(3)	Amount per share is less than $0.005.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The effect of the voluntary expense reimbursement on an Investor Class share as of December 31, 2018 was 0.285%.
(7)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

(8)	The change in portfolio turnover is related to the trade activity executed during the Fund’s fiscal period/year.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Financial Highlights

	Six Months Ended		Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2022		December 31,	December 31,		December 31,	December 31,
	(Unaudited)		2021	2020		2019	2018(1)
Investor Class

PER SHARE DATA:
Net asset value, beginning of period	$12.99		$10.01	$10.70		$9.20	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.10		0.10	0.13		0.13	0.20
Net realized and unrealized
gain (loss) on investments	(2.62)		4.10	(0.64)		2.08	(0.57)
Total from investment operations	(2.52)		4.20	(0.51)		2.21	(0.37)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.14)	(0.16)		(0.17)	(0.12)
Net realized gains	—		(1.08)	(0.02)		(0.54)	(0.28)
Return of capital	—		—	(0.00	)(3)	—	(0.03)
Total distributions	(0.09)		(1.22)	(0.18)		(0.71)	(0.43)
Net asset value, end of period	$10.38		$12.99	$10.01		$10.70	$9.20

TOTAL RETURN(4)	-19.44%		42.78%	-4.51%		24.22%	-3.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in thousands)	$62		$30	$18		$11	$9
Ratio of gross expenses
to average net assets:
Before expense
waiver/reimbursement(5)	1.11%		1.12%	1.52%		1.70%	12.23%
After expense
waiver/reimbursement(5)	1.02%		1.02%	1.02%		1.02%	0.73	%(6)
Ratio of net investment income
to average net assets(5)	0.88%		0.82%	1.42%		1.14%	2.07%
Portfolio turnover rate(4)(7)	54	%(8)	122%	216%		149%	148%

(1)	Inception date of the Fund was January 1, 2018.
(2)	Calculated based on average shares outstanding during the period.
(3)	Amount per share is less than $0.005.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The effect of the voluntary expense reimbursement on an Investor Class share as of December 31, 2018 was 0.285%.
(7)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

(8)	The change in portfolio turnover is related to the trade activity executed during the Fund’s fiscal period/year.

The accompanying notes are an integral part of these financial statements.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited)
June 30, 2022

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heitman US Real Estate Securities Fund (the “Fund”) is a “non-diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Heitman Real Estate Securities, LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s parent company is Heitman LLC. The Adviser may be deemed to be controlled by KE I LLC, a Delaware limited liability company that is 100% owned by and controlled by the employees of Heitman LLC.

The primary investment objective of the Fund seeks to achieve long-term total return. The Fund commenced operations on January 1, 2018. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Investor Class. Neither class of shares have any front-end sales loads or deferred sales charges; however, both classes have a 1.00% redemption fee on shares held 30 days or less. Investor Class shares are subject to a distribution fee and a shareholder servicing fee of up to 0.25% and 0.15% of average daily net assets, respectively. Institutional Class shares are not subject to a distribution fee or shareholder servicing fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution and shareholder servicing fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.    Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open–end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market articipant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2022:

Investments at Fair Value(1)	Level 1	Level 2	Level 3	Total
Assets
REITs	$117,465,684	$—	$—	$117,465,684
Short-Term Investments	308,790	—	—	308,790
Total	$117,774,474	$—	$—	$117,774,474

(1)	Please refer to the Schedule of Investments to view REITs segregated by sub-industry type.

During the period ended June 30, 2022, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.    REITs – Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property. As well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for preferential tax treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

•
Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•
Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

•
Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

•
Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

•
Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•
Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. Real estate investment trusts may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

•
Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

•
Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

•
REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such a company.

C.    Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D.    Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

E.    Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

F.     Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Dividends received from the Fund’s investment in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund shareholder may represent a return of capital. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the effective interest method.

G.     Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at up to 0.25% of average daily net assets of Investor Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets of Investor Class shares (See Note 5). Sub-transfer agent fees are allocated to the Institutional Class. Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

H.    Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.     Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J.      Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.57% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Investor Class (See Note 5), shareholder servicing fees – Investor Class (See Note 5), acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs, other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.77% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser. The Operating Expenses Limitation Agreement is in effect and cannot be terminated through April 30, 2030. Thereafter, the agreement may be terminated any time upon 60 days written notice and approval by the Board and the Adviser, with consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
July 2022 to December 2022	$101,500
January 2023 to December 2023	$218,062
January 2024 to December 2024	$137,143
January 2025 to December 2026	$61,228

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2022, are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

As of December 31, 2021, the Fund’s most recently completed fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments*	$122,903,781
Gross unrealized appreciation	$30,273,381
Gross unrealized depreciation	(1,440,813)
Net unrealized appreciation	28,832,568
Undistributed ordinary income	1,672,824
Undistributed long-term capital gain	684,996
Other accumulated gain (loss)	—
Total distributable earnings	$31,190,388

*	Represents cost for federal income tax purposes and differs from cost for financial reporting purposes due to wash sales.

As of December 31, 2021 the Fund did not have any capital loss carryover. The Fund utilized $1,391,341 in capital loss carryover for the year ended December 31, 2021.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. The Fund did not defer any late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2021, the following table shows the reclassifications made:

Distributable Earnings	Paid-in-Capital
$ —	$ —

The tax character of distributions paid for the period ended June 30, 2022 and the year ended December 31, 2021 were as follows:

	Ordinary Income*	Long-Term Capital Gain	Return of Capital	Total
2022	$1,135,673	$—	$—	$1,135,673
2021	$11,858,987	$1,536,590	$—	$13,395,577

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to the Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Board of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. For the period ended June 30, 2022, the Investor Class incurred expenses of $60 pursuant to the Plan.

In addition, pursuant to a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals (each a “Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.15% of the average daily net asset value of the Investor Class of the Fund’s shares. For the period ended June 30, 2022, the Investor Class did not incur any expenses under the plan.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund

HEITMAN US REAL ESTATE SECURITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

shares may be affected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Distribution and shareholder servicing fees are not subject to the Operating Expenses Limitation Agreement (See Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 0.77% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2022, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	74,033,287	76,432,717

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2022, two beneficial ownership accounts owned 77.57% of the outstanding shares of the Fund.

8.  RECENT MARKET EVENTS RISK

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

HEITMAN US REAL ESTATE SECURITIES FUND

Additional Information (Unaudited)
June 30, 2022

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-799-2944.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-799-2944. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-799-2944, or (2) on the SEC’s website at www.sec.gov.

HEITMAN US REAL ESTATE SECURITIES FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Heitman Real Estate Securities, LLC
191 North Wacker Drive
Chicago, IL 60606

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-888-799-2944.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Series Portfolios Trust

By (Signature and Title)*    /s/ Ryan Roell
Ryan L. Roell, President

Date     8/25/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Ryan Roell
Ryan L. Roell, President

Date     8/25/2022

By (Signature and Title)*    /s/ Cullen Small
Cullen O. Small, Treasurer

Date     8/25/2022

* Print the name and title of each signing officer under his or her signature.